UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 18, 2008
ENZON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12957	22-2372868

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

685 Route 202/206, Bridgewater, NJ	08807

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 541-8600
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 11, 2008, Enzon Pharmaceuticals, Inc. (“Enzon”) commenced a solicitation of consents for certain amendments to the Indenture with respect to its 4% Convertible Senior Notes due 2013. A copy of the Consent Solicitation Statement and an amendment thereto relating to the Convertible Notes were filed as exhibits to Enzon’s Current Report on Form 8-K filed on August 12, 2008. The second amendment to the Consent Solicitation Statement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Second Amendment to Consent Solicitation Statement, dated August 18, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 18, 2008

ENZON PHARMACEUTICALS, INC.

By:	/s/ Jeffrey H. Buchalter

Name:	Jeffrey H. Buchalter
Title:	Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Second Amendment to Consent Solicitation Statement, dated August 15, 2008.